MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST








FUND LOGO








Quarterly Report

April 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST


Officers and
Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Edward J. Andrews, Vice President
Peter J. Hayes, Vice President
Helen M. Sheehan, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



TO OUR SHAREHOLDERS


The Municipal Market Environment
Intermediate-term municipal bonds were higher over the three months ended April 30, 1997. Bond yields initially had risen as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Five-year tax-exempt bond yields rose approximately 40 basis points (0.40%) to almost 4.85% by mid-April. Similarly, five-year US Treasury note yields rose over 35 basis points over the same period to 6.69%. However, in late April economic indicators were released showing that despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week of April with five-year US Treasury note yields falling more than 15 basis points to end the month at 6.53%. Five-year municipal bond yields declined nearly 10 basis points to stand at 4.75% by April 30, 1997.

As in recent quarters, the relative stability of tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the corresponding period a year earlier. During the April 30, 1997 quarter, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance as compared to the April 30, 1996 quarter. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy

Merrill Lynch Arizona Limited
Maturity Municipal Bond Fund
Economic growth in the state of Arizona continues to expand at a rate which exceeds that of the rest of the nation. The state's finances reflect this growth, resulting in higher tax revenues which in turn have spurred higher infrastructure spending. Like other states which have experienced an explosion of growth and the incipient need for services and expansion of infrastructure, the most important challenge facing the state of Arizona will be the coordination of growth and debt levels. Currently, the state has an established "rainy day" fund of $233.1 million and ended its last fiscal year with a $628.2 million unreserved fund balance. Prospects for Arizona's economic stability are excellent as the state continues to attract a well-diversified economic base.

During the three-month period ended April 30, 1997, we maintained cash reserves of about 20% of net assets in Merrill Lynch Arizona Limited Maturity Municipal Bond Fund and an average portfolio maturity of approximately 3.5 years. We maintained a somewhat defensive posture during the April quarter as it appeared that the economy was operating at a very strong pace, that the FRB was likely to raise interest rates, and that securities in the two-year--ten-year range would be most affected by a FRB tightening. The FRB raised the Federal Funds rate by 25 basis points on March 25, 1997, and short-term interest rates rose. However, by April quarter-end, the limited availability of Arizona intermediate-term municipal bonds caused these issues to outperform their taxable counterparts. Despite recent economic data indicating continued growth with benign inflation, we anticipate that the FRB will again raise interest rates to ensure that any potential inflationary pressures are stifled. Consequently, we expect to continue to maintain our current portfolio strategy in the upcoming months.

Merrill Lynch California Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1997, Standard & Poor's Corp. (S&P) affirmed its A+ rating on the state of California's outstanding general obligation debt. The rating reflects the broad improvement in the state's diverse economy, an improving employment picture, more realistic budget assumptions and break-even operating results. Strong gains in exports, entertainment, tourism and the computer services sectors have helped drive the current economic recovery. State employment has now reached pre-recessionary levels. Offsetting factors to the state's strong economic performance are structural impediments such as mandated school funding levels, tough new mandatory sentencing laws and a still weak financial position when adjusted for school loans. The immediate impact of Proposition 218 on California municipal credits will be modest. For most cities, the initiative results in a loss of financial flexibility rather than an immediate threat to existing revenue streams.

At the completion of the April quarter, net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $15.4 million, an increase of approximately 9% from January 31, 1997. As we discussed in our January 31, 1997 letter to shareholders, we had planned to maintain a more aggressive investment posture into the April quarter because we expected slowing economic growth to enable the FRB to leave short-term interest rates unchanged. However, as the April quarter developed, robust retail sales and housing activity brought on by warm weather, personal income gains, high consumer confidence and early tax refunds caused the economy to surge, forcing us to reduce our average portfolio maturity from 4.1 years to 3.1 years and increase our cash equivalent securities position to approximately 25% of the Fund's net assets. We maintained this posture through March and into April as the FRB, concerned about the inflationary ramifications that might be brought about by tight labor markets and strong consumer demand, raised the Federal Funds rate from 5.25% to 5.50%. In late April, the market appeared oversold while discounting numerous FRB tightenings. We took this opportunity to extend portfolio maturity to 4.8 years under the premise that first-quarter growth was unsustainable and would return to more modest levels and that inflation would remain subdued. We will continue to monitor economic statistics closely to enhance total returns while limiting any net asset value deterioration.

Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1997, S&P raised its rating on the state of Florida's $8.2 billion full faith and credit debt to AA+. This upgrade reflects the state's financial management strengths such as the steady funding of the budget stabilization fund over the last three years, the state's strong economic expansion relative to the region and the nation, as well as its continued diversification of its largely service-based economy. DRI/McGraw Hill projects employment gains of 2.5% annually through 2001, which ranks Florida third in the nation. Florida's service sector accounts for more than one-third of total state employment. Growth in the service, construction and trade sectors added more than 488,000 jobs between 1993 and 1996. The tourism industry, which continues to be somewhat cyclical, is expected to remain strong through 1998 because of continued high consumer confidence levels nationwide. The state expects to end fiscal 1997 with a budget stabilization reserve of $409 million and a working capital fund of $219.4 million. These reserves combined represent 4.3% of general fund revenues, which is the highest reserve level the state has recorded in more than a decade.

At the completion of the April quarter, net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $23.9 million, a decline of approximately 8.5% from January 31, 1997. As we discussed in our January 31, 1997 letter to shareholders, we had planned to maintain a more aggressive investment posture in the April quarter because we expected slowing economic growth to enable the FRB to leave short-term interest rates unchanged. However, as the April quarter developed, robust retail sales and housing activity brought on by warm weather, personal income gains, high consumer confidence and early tax refunds caused the economy to surge. This scenario caused us to reduce our average portfolio maturity from 4.1 years to 3.7 years and increase our cash equivalent securities position to 17% of net assets. We maintained this posture through March and into April as the FRB, concerned about the inflationary ramifications that might be brought about by tight labor markets and strong consumer demand, raised the Federal Funds rate from 5.25% to 5.50%. In late April, the market appeared oversold while discounting numerous FRB tightenings. We took this opportunity to extend our average maturity to 4.5 years under the premise that first quarter growth was unsustainable and would return to more modest levels and that inflation would remain subdued. We will continue to monitor economic statistics closely in an effort to enhance total returns while limiting any net asset value deterioration.

Merrill Lynch Massachusetts
Limited Maturity Municipal
Bond Fund
Overall, the commonwealth of Massachusetts fared well as economic activity remained positive throughout the quarter ended April 30, 1997. High personal income levels and high consumer confidence levels have combined with relatively low mortgage rates to allow the housing sector to remain on a positive growth trend during the April quarter. The strong economic environment has allowed the commonwealth to continue reporting better-than-expected revenue collections. For the nine months ended March 31, 1997, the commonwealth's total revenue collections were $9.04 billion, or 7.4% above the comparable period last year. These positive revenue streams have allowed Governor Weld to initiate programs which reduce various tax burdens on Massachusetts residents as well as increase the fiscal-year 1997 revenue estimates by $180 million.

Interest rates ended the April quarter higher with the yield on the five-year US Treasury note approximately 35 basis points higher than its level on January 31, 1997. Investors had begun to factor in a tightening of FRB monetary policy of 25 basis points--50 basis points as a safeguard against a strong economy and possibly higher inflation in the future. Then, the FRB did raise the Federal Funds rate 25 basis points on March 25, 1997, the first tightening of monetary policy in two years.

The Fund's average portfolio maturity continued to run just over 4 years, and we maintained cash reserves at approximately 15% of net assets. This somewhat defensive strategy, combined with the relatively short-term characteristics of the Fund as compared to other Massachusetts tax-exempt funds, served to enhance the performance of the Fund during the April quarter compared to its peer group. We anticipate continuing this strategy into the July quarter since we expect the FRB to raise in-terest rates one more time, although the scarce supply of intermediate-term municipal bonds should cause municipal bonds in the two-year--ten-year maturity range to outperform their taxable counterparts.

Merrill Lynch Michigan Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1997, Michigan's unemployment rate fell to 4.3% in March, the lowest seasonally adjusted unemployment rate since the Michigan Employment Security Agency began taking estimates in 1970. Job gains were spread across several state industries. Construction and retail trade added 5,000 jobs each while services added another 7,000 jobs. The manufacturing and auto industries reported stable employment. In March, a strong showing by Michigan's apparel, general merchandise, furniture and appliance retailers helped push up retail sales across the state for the second month in a row. Also in March, auto sales fell about 3% with car sales weaker and the US-based automakers' market share continuing to shrink. Governor Engler presented a $30.9 billion budget for fiscal 1998 to Michigan legislators. The plan would increase spending from the state's general fund by 27% to $8.5 billion without proposing tax increases or reductions.

At the completion of the April quarter, net assets of Merrill Lynch Michigan Limited Maturity Municipal Bond Fund stood at approximately $4.5 million, a decrease of approximately 3% from January 31, 1997. As we had discussed in our January 31, 1997 letter to shareholders, we planned to maintain a more aggressive investment posture into the April quarter because we expected slowing economic growth to enable the FRB to leave short-term interest rates unchanged. However, as the April quarter developed, robust retail sales and housing activity brought on by warm weather, personal income gains, high consumer confidence and early tax refunds caused the economy to surge, forcing us to maintain a less aggressive maturity stance of
4.3 years while maintaining a 20% cash equivalent position. We maintained this posture through the April quarter as the FRB, concerned about the inflation ramifications that might be brought about by tight labor markets and strong consumer demand, raised the Federal Funds rate from 5.25% to 5.50%. In late April, the market appeared oversold while discounting numerous FRB tightenings. We continued to maintain our position under the premise that first quarter growth was unsustainable and would return to more modest levels and that inflation would remain subdued. We will continue to monitor economic statistics closely in an effort to enhance total returns while limiting any net asset value deterioration.

Merrill Lynch New Jersey Limited
Maturity Municipal Bond Fund
Governor Christine Todd Whitman presented a $16.4 billion budget for fiscal year 1998 to the New Jersey legislature. The budget sets out a plan that would boost spending by 1.3% as compared to the 1997 budget, which ends June 30, 1997. Included in the budget is an anticipated surplus of $550 million. A notable proposal contained in the budget is the sale of pension bonds. Proceeds from the bond sale would be used to eliminate the state's unfunded pension liability and free up a surplus for use in the 1998 and 1999 fiscal years. The legislature will be deliberating various elements of the budget through the spring.

For much of the April quarter, we maintained cash reserves of less than 20% of net assets and an average portfolio maturity of about
4.5 years. Despite a rise in intermediate-term interest rates overall in the tax-exempt market, demand for New Jersey state-specific securities remained strong and the Fund benefited from a longer average portfolio maturity. Additionally, the short-term nature of the Fund relative to longer-term bond funds enhanced the Fund's performance in the period of rising interest rates. However, at the end of the April quarter, we increased our cash reserve position with the sale of one of the Fund's largest holdings, Port Authority of New York and New Jersey, 7.10% due 7/15/04. We sold these bonds to lock in profits before the Port Authority entered the market with an approximately $1.0 billion bond deal at April month-end. We will maintain our increased cash reserve level temporarily since we expect that the FRB will continue its tightening of monetary policy that it initiated in late March.

Merrill Lynch New York Limited
Maturity Municipal Bond Fund
During the quarter ended April 30, 1997, Governor Pataki and the State legislature acknowledged that New York would miss its April deadline to adopt a new budget and agreed to extend the deadline until May 9, 1997. Governor Pataki has proposed a $66.1 billion budget for fiscal year 1998 but blames the delay on New York Assembly Democrats who are proposing spending $3 billion--$4 billion more than he thinks the state can afford. Most of the differences in the two budgets comes in school spending and Medicaid.

In the April quarter, S&P affirmed its A- rating on the state's outstanding $5.25 billion general obligation debt based on the state's diverse economic base that continues to expand modestly, above-average income levels, improved financial performance and a relatively high overall debt burden. Fiscal results for 1997 are expected to be positive with the state economy generating strong first-quarter revenues because of increases in personal spending and income and consumer confidence that remains at record levels.

At the completion of the April quarter, net assets of Merrill Lynch New York Limited Maturity Municipal Bond Fund stood at approximately $15.4 million, a decrease of approximately 5% from January 31, 1997. As we had discussed in our January 31, 1997 letter to shareholders, we had planned to maintain a more aggressive investment posture into the April quarter because we expected slowing economic growth to enable the FRB to leave short-term interest rates unchanged. However, as the April quarter developed, robust retail sales and housing activity brought on by warm weather, personal income gains, high consumer confidence and early tax refunds caused us to reduce our average maturity from 4.1 years to 4.2 years and increase our cash equivalent position to approximately 25% of the Fund's net assets. We maintained this posture through March and into April as the FRB, concerned about the inflationary ramifications that might be brought about by tight labor markets and strong consumer demand, raised the Federal Funds rate from 5.25% to 5.50%. In late April, the market appeared oversold while discounting numerous FRB tightenings. We took this opportunity to extend our maturity to 4.9 years under the premise that first quarter growth was unsustainable and would return to more modest levels and that inflation would remain subdued. We will continue to monitor economic statistics closely in an effort to enhance total return while limiting any net asset value deterioration.

Merrill Lynch Pennsylvania Limited
Maturity Municipal Bond Fund
Governor Tom Ridge presented his fiscal year 1998 budget at the onset of the period. The $16.4 billion budget proposed an increase in spending of approximately 3.0% as compared to last year as well as tax cuts and incentives for businesses. The commonwealth expects to finish the current fiscal year with a surplus, primarily the result of stronger-than-anticipated sales tax receipts and larger-than-expected corporate tax collections. In addition, the commonwealth is expected to add close to $30.0 million to its "rainy day" fund.

During the April quarter, we maintained cash reserves of about 13% of net assets in Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund and an average portfolio maturity of 3.5 years. We maintained a somewhat defensive posture during the April quarter as it appeared that the economy was operating at a very strong pace and that the FRB was likely to raise interest rates as securities in the two-year--ten-year range would be most affected by a FRB tightening. The FRB raised the Federal Funds rate by 25 basis points on March 25, 1997 and short-term interest rates rose. However, by April quarter-end the limited availability of Pennsylvania intermediate-term municipal bonds caused these issues to outperform their taxable counterparts. Despite recent economic data indicating continued growth with benign inflation, we anticipate that the FRB will again raise interest rates to ensure that any potential inflationary pressures are stifled. Consequently, we expect to continue to maintain our current portfolio strategy in the coming months.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Peter J. Hayes)
Peter J. Hayes
Vice President and Portfolio Manager







(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager







(Helen M. Sheehan)
Helen M. Sheehan
Vice President and Portfolio Manager


May 7, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Returns


Arizona Limited Maturity

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.51%         +1.48%
Inception (11/26/93) through 3/31/97       +3.97          +3.66


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.14%         +1.15%
Inception (11/26/93) through 3/31/97       +3.57          +3.57


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.34%         +1.35%
Inception (10/21/94) through 3/31/97       +4.18          +4.18


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.40%         +1.38%
Inception (10/21/94) through 3/31/97       +4.49          +4.06

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


PERFORMANCE DATA (continued)


Average Annual
Total Returns
(continued)


California Limited Maturity

                                     %Return Without  % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.53%         +2.49%
Inception (11/26/93) through 3/31/97       +3.99          +3.68


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +3.26%         +2.26%
Inception (11/26/93) through 3/31/97       +3.62          +3.63


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +3.46%         +2.46%
Inception (10/21/94) through 3/31/97       +4.85          +4.85

                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.42%         +2.39%
Inception (10/21/94) through 3/31/97       +5.01          +4.58

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


Florida Limited Maturity


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.79%         +1.76%
Inception (11/26/93) through 3/31/97       +3.73          +3.42


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.42%         +1.44%
Inception (11/26/93) through 3/31/97       +3.36          +3.36


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.50%         +1.51%
Inception (10/21/94) through 3/31/97       +4.00          +4.00


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.58%         +1.56%
Inception (10/21/94) through 3/31/97       +4.59          +4.16

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


Massachusetts Limited Maturity


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.84%         +1.81%
Inception (11/26/93) through 3/31/97       +3.83          +3.51


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.47%         +1.48%
Inception (11/26/93) through 3/31/97       +3.45          +3.45


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.68%         +1.69%
Inception (10/21/94) through 3/31/97       +4.35          +4.35


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.84%         +1.81%
Inception (10/21/94) through 3/31/97       +4.47          +4.04

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


Michigan Limited Maturity

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.00%         +1.97%
Inception (11/26/93) through 3/31/97       +3.79          +3.48


                                         %Return        % Return
Class B Shares*                        Without CDSC    With CDSC++

Year Ended 3/31/97                         +2.73%         +1.74
Inception (11/26/93) through 3/31/97       +3.45          +3.45


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++


Year Ended 3/31/97                         +2.57%         +1.58%
Inception (10/21/94) through 3/31/97       +4.31          +4.31


Class D Shares*                      %Return Without  % Return With
                                       Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.90%         +1.87%
Inception (10/21/94) through 3/31/97       +4.72          +4.29

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


New Jersey Limited Maturity


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.97%         +1.94%
Inception (11/26/93) through 3/31/97       +4.11          +3.80


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.71%         +1.72%
Inception (11/26/93) through 3/31/97       +3.77          +3.77


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.82%         +1.83%
Inception (10/21/94) through 3/31/97       +0.38          +0.38


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.87%         +1.84%
Inception (10/21/94) through 3/31/97       +4.85          +4.42

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


New York Limited Maturity


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.34%         +2.30%
Inception (11/26/93) through 3/31/97       +4.28          +3.97


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.97%         +1.98%
Inception (11/26/93) through 3/31/97       +3.91          +3.91


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +3.27%         +2.28%
Inception (10/21/94) through 3/31/97       +5.07          +5.07


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.23%         +2.20%
Inception (10/21/94) through 3/31/97       +5.28          +4.85

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.


PERFORMANCE DATA (concluded)


Average Annual
Total Returns
(concluded)


Pennsylvania Limited Maturity


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +3.12%         +2.09%
Inception (11/26/93) through 3/31/97       +4.22          +3.91


                                        % Return       % Return
Class B Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +2.76%         +1.76%
Inception (11/26/93) through 3/31/97       +3.85          +3.85


                                        % Return       % Return
Class C Shares++                       Without CDSC   With CDSC++++

Year Ended 3/31/97                         +3.34%         +2.34%
Inception (10/21/94) through 3/31/97       +4.89          +4.89

                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/97                         +2.92%         +1.89%
Inception (10/21/94) through 3/31/97       +5.05          +4.61

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.



Recent
Performance
Results*
                                                                                                                   Standardized
                                                                                                12 Month   3 Month 30-day Yield
                                                                          12 Month   3 Month     Total      Total      As of
                                             4/30/97    1/31/97  4/30/96  % Change   % Change    Return     Return    4/30/97
Arizona Limited Maturity Class A Shares      $ 9.99     $10.08   $10.09     -0.99%    -0.89%    +2.78%(1)   -0.05%(2)   3.54%
Arizona Limited Maturity Class B Shares        9.99      10.08    10.09     -0.99     -0.89     +2.42(3)    -0.14(4)    3.21
Arizona Limited Maturity Class C Shares       10.00      10.09    10.10     -0.99     -0.89     +2.62(5)    -0.09(6)    3.36
Arizona Limited Maturity Class D Shares       10.00      10.09    10.09     -0.89     -0.89     +2.78(7)    -0.08(8)    3.44
California Limited Maturity Class A Shares     9.98      10.06     9.99     -0.10     -0.80     +3.63(7)    +0.08(9)    3.44
California Limited Maturity Class B Shares     9.98      10.06     9.99     -0.10     -0.80     +3.26(10)   +0.00(6)    3.12
California Limited Maturity Class C Shares     9.98      10.06     9.99     -0.10     -0.80     +3.47(11)   +0.04(2)    3.30
California Limited Maturity Class D Shares     9.98      10.06     9.99     -0.10     -0.80     +3.52(12)   +0.06(13)   3.40
Florida Limited Maturity Class A Shares        9.86       9.98     9.95     -0.90     -1.20     +3.10(14)   -0.26(15)   3.73
Florida Limited Maturity Class B Shares        9.86       9.98     9.95     -0.90     -1.20     +2.74(16)   -0.34(13)   3.42
Florida Limited Maturity Class C Shares        9.80       9.91     9.90     -1.01     -1.11     +2.82(17)   -0.20(18)   3.61
Florida Limited Maturity Class D Shares        9.86       9.97     9.95     -0.90     -1.10     +3.00(19)   -0.18(20)   3.63
Massachusetts Limited Maturity Class A Shares  9.86       9.98     9.96     -1.00     -1.20     +2.95(21)   -0.25(22)   3.87
Massachusetts Limited Maturity Class B Shares  9.87       9.99     9.96     -0.90     -1.20     +2.69(23)   -0.33(24)   3.54
Massachusetts Limited Maturity Class C Shares  9.86       9.98     9.96     -1.00     -1.20     +2.79(17)   -0.29(25)   3.75
Massachusetts Limited Maturity Class D Shares  9.86       9.98     9.96     -1.00     -1.20     +2.85(26)   -0.27(27)   3.77
Michigan Limited Maturity Class A Shares       9.88       9.99     9.96     -0.80     -1.10     +3.21(28)   -0.18(20)   3.82
Michigan Limited Maturity Class B Shares       9.88       9.99     9.96     -0.80     -1.10     +2.84(16)   -0.26(2)    3.49
Michigan Limited Maturity Class C Shares       9.88       9.99     9.96     -0.80     -1.10     +2.80(23)   -0.26(2)    3.44
Michigan Limited Maturity Class D Shares       9.87       9.98     9.96     -0.90     -1.10     +3.00(29)   -0.20(18)   3.72
New Jersey Limited Maturity Class A Shares    10.00      10.13    10.10     -0.99     -1.28     +2.97(30)   -0.36(27)   3.67
New Jersey Limited Maturity Class B Shares    10.01      10.14    10.11     -0.99     -1.28     +2.60(31)   -0.45(32)   3.35
New Jersey Limited Maturity Class C Shares     9.06       9.18     9.15     -0.98     -1.31     +2.82(33)   -0.43(34)   3.55
New Jersey Limited Maturity Class D Shares    10.00      10.13    10.10     -0.99     -1.28     +2.87(35)   -0.39(25)   3.57
New York Limited Maturity Class A Shares       9.99      10.10    10.04     -0.50     -1.09     +3.75(36)   -0.08(37)   3.98
New York Limited Maturity Class B Shares       9.99      10.10    10.04     -0.50     -1.09     +3.38(29)   -0.17(20)   3.66
New York Limited Maturity Class C Shares       9.99      10.10    10.04     -0.50     -1.09     +3.58(38)   -0.13(39)   3.84
New York Limited Maturity Class D Shares       9.99      10.10    10.04     -0.50     -1.09     +3.65(40)   -0.11(41)   3.88
Pennsylvania Limited Maturity Class A Shares  10.07      10.15    10.11     -0.40     -0.79     +3.42(26)   +0.10(42)   3.60
Pennsylvania Limited Maturity Class B Shares  10.07      10.15    10.11     -0.40     -0.79     +3.05(33)   +0.01(34)   3.28
Pennsylvania Limited Maturity Class C Shares  10.11      10.19    10.09     +0.20     -0.79     +3.63(43)   +0.03(44)   3.35
Pennsylvania Limited Maturity Class D Shares  10.07      10.16    10.12     -0.49     -0.89     +3.21(45)   -0.03(24)   3.50

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.377 per share ordinary income dividends.
 (2)Percent change includes reinvestment of $0.081 per share ordinary income dividends.
 (3)Percent change includes reinvestment of $0.341 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.073 per share ordinary income dividends.
 (5)Percent change includes reinvestment of $0.361 per share ordinary income dividends.
 (6)Percent change includes reinvestment of $0.077 per share ordinary income dividends.
 (7)Percent change includes reinvestment of $0.367 per share ordinary income dividends.
 (8)Percent change includes reinvestment of $0.079 per share ordinary income dividends.
 (9)Percent change includes reinvestment of $0.085 per share ordinary income dividends.
(10)Percent change includes reinvestment of $0.331 per share ordinary income dividends.
(11)Percent change includes reinvestment of $0.351 per share ordinary income dividends.
(12)Percent change includes reinvestment of $0.357 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.083 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.393 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.091 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.358 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.374 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.087 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.383 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.089 per share ordinary income dividends.
(21)Percent change includes reinvestment of $0.390 per share ordinary income dividends.
(22)Percent change includes reinvestment of $0.092 per share ordinary income dividends.
(23)Percent change includes reinvestment of $0.354 per share ordinary income dividends.
(24)Percent change includes reinvestment of $0.084 per share ordinary income dividends.
(25)Percent change includes reinvestment of $0.088 per share ordinary income dividends.
(26)Percent change includes reinvestment of $0.380 per share ordinary income dividends.
(27)Percent change includes reinvestment of $0.090 per share ordinary income dividends.
(28)Percent change includes reinvestment of $0.394 per share ordinary income dividends.
(29)Percent change includes reinvestment of $0.384 per share ordinary income dividends.
(30)Percent change includes reinvestment of $0.395 per share ordinary income dividends.
(31)Percent change includes reinvestment of $0.360 per share ordinary income dividends.
(32)Percent change includes reinvestment of $0.082 per share ordinary income dividends.
(33)Percent change includes reinvestment of $0.344 per share ordinary income dividends.
(34)Percent change includes reinvestment of $0.078 per share ordinary income dividends.
(35)Percent change includes reinvestment of $0.385 per share ordinary income dividends.
(36)Percent change includes reinvestment of $0.420 per share ordinary income dividends.
(37)Percent change includes reinvestment of $0.098 per share ordinary income dividends.
(38)Percent change includes reinvestment of $0.403 per share ordinary income dividends.
(39)Percent change includes reinvestment of $0.094 per share ordinary income dividends.
(40)Percent change includes reinvestment of $0.410 per share ordinary income dividends.
(41)Percent change includes reinvestment of $0.095 per share ordinary income dividends.
(42)Percent change includes reinvestment of $0.086 per share ordinary income dividends.
(43)Percent change includes reinvestment of $0.342 per share ordinary income dividends.
(44)Percent change includes reinvestment of $0.080 per share ordinary income dividends.
(45)Percent change includes reinvestment of $0.370 per share ordinary income dividends.

PORTFOLIO COMPOSITION


Arizona
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds       35.2%
Utility Revenue Bonds                         10.1
Prerefunded Bonds**                            6.7
Other Revenue Bonds                           48.0
                                             ------
Total                                        100.0%
                                             ======

Net assets as of April 30, 1997 were $3,086,448.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          46%

AA/Aa            29%

A/A               5%

Other++          20%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


California
Limited Maturity
Municipal
Bond Fund

For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      31.4%
Prerefunded Bonds**                          16.6
Utility Revenue Bonds                        13.0
Other Revenue Bonds                          39.0
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $15,410,359.


Quality Ratings*
(Based on Nationally Recognized Rating Services)


A pie chart showing the following percentages:

AAA/Aaa          42%

AA/Aa            18%

A/A              13%

Other++          27%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


Florida
Limited Maturity Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

Prerefunded Bonds**                          41.2%
General Obligations & Tax Revenue Bonds      31.0
Utility Revenue Bonds                        16.9
Other Revenue Bonds                          10.9
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $23,942,276.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          65%

AA/Aa            17%

A/A               5%

BBB/Baa           6%

Other++           7%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


Massachusetts
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      37.1%
Utility Revenue Bonds                        13.6
Prerefunded Bonds**                           4.8
Other Revenue Bonds                          44.5
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $5,338,925.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          33%

AA/Aa             6%

A/A              38%

BBB/Baa          10%

Other++          13%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


PORTFOLIO COMPOSITION (concluded)


Michigan
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      51.0%
Prerefunded Bonds**                          18.1
Utility Revenue Bonds                         6.8
Other Revenue Bonds                          24.1
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $4,518,685.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          56%

AA/Aa            30%

Other++          14%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


New Jersey
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      42.0%
Utility Revenue Bonds                        16.0
Other Revenue Bonds                          42.0
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $6,449,413.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AA/Aaa           48%

AA/Aa             6%

Other++          46%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. ++Temporary investments in short-term municipal securities.


New York
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      43.1%
Prerefunded Bonds**                          14.1
Other Revenue Bonds                          42.8
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $15,219,848.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          37%

AA/Aa            25%

A/A              18%

BBB/Baa           8%

Other++          12%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


Pennsylvania
Limited Maturity
Municipal
Bond Fund


For the Quarter Ended April 30, 1997


Distribution by Market Sector*

General Obligations & Tax Revenue Bonds      23.4%
Prerefunded Bonds**                          17.3
Utility Revenue Bonds                         5.2
Other Revenue Bonds                          54.1
                                            ------
Total                                       100.0%
                                            ======

Net assets as of April 30, 1997 were $8,101,029.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart showing the following percentages:

AAA/Aaa          32%

AA/Aa            21%

A/A              22%

Other++          25%

[FN]
 *Based on total market value of the portfolio as of April 30, 1997. **Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.